Exhibit 99.1

 Insmed Incorporated  Commercial Presentation  June 4, 2024

 Forward Looking Statement  Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: the risk that the full data set from the ASPEN study or data generated in further clinical trials of brensocatib will not be consistent with the top-line results of the ASPEN study; failure to obtain, or delays in obtaining, regulatory approvals for brensocatib, TPIP or our other product candidates in the U.S., Europe or Japan or regulatory approvals for potential future brensocatib or TPIP indications; failure to successfully commercialize brensocatib, TPIP or our other product candidates, if approved by applicable regulatory authorities, in the U.S., Europe or Japan, or to maintain U.S., European or Japanese approval for brensocatib, TPIP or our other product candidates, if approved; uncertainties or changes in the degree of market acceptance of ARIKAYCE or, if approved, brensocatib or TPIP by physicians, patients, third-party payors and others in the healthcare community; failure to continue to successfully commercialize ARIKAYCE, our only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; our inability to obtain full approval of ARIKAYCE from the FDA, including the risk that we will not successfully or in a timely manner validate a patient reported outcome (PRO) tool and complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan, including separate regulatory approval for Lamira® in each market and for each usage;  failure of third parties on which the Company is dependent, including Esteve Pharmaceuticals, S.A., Thermo Fisher Scientific, Inc. or the Company’s other third-party manufacturers, to manufacture sufficient quantities of ARIKAYCE, brensocatib, or TPIP for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with the Company's agreements or laws and regulations that impact the Company's business or agreements with the Company; our inability to obtain and maintain adequate reimbursement from government or third-party payors for ARIKAYCE or, if approved, brensocatib or TPIP, or acceptable prices for ARIKAYCE or, if approved, brensocatib or TPIP; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or, if approved, brensocatib or TPIP; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; inaccuracies in our estimates of the size of the potential markets for ARIKAYCE, brensocatib, TPIP or our other product candidates, in our related estimates of peak sales potential, or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; development of unexpected safety or efficacy concerns related to ARIKAYCE, brensocatib, TPIP or our other product candidates; restrictions or other obligations imposed on us by agreements related to brensocatib, including our license agreement with AstraZeneca AB, and failure to comply with our obligations under such agreements; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib, TPIP or our other product candidates, including due to the Company's potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approvals, among other things; risks that the Company's clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; risks that interim or partial data sets are not representative of a complete or larger data set or that blinded data will not be predictive of unblinded data; delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; the cost and potential reputational damage resulting from litigation to which the Company may become a party, including product liability claims; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; inability to adapt to our highly competitive and changing environment; risk that we are unable to maintain our significant customers; our inability to attract and retain key personnel or to effectively manage our growth; risk that government healthcare reform materially increases our costs and damages our financial condition; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; and inability to repay the Company's existing indebtedness and uncertainties with respect to the Company's need and ability to access future capital.    The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Company filings with the Securities and Exchange Commission (SEC).    The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

 Forward Looking Statement  Additional Disclaimers  With respect to the blended and blinded data observed from the ongoing TPIP study in pulmonary arterial hypertension, the dose titration and efficacy analyses were based on data available as of April 1, 2024, and the safety analyses were based on data available as of January 25, 2024, respectively. These findings may not be representative of results after the study is completed and all data are collected and analyzed. As a result, later interim data readouts and final data from this study may be materially different than the observations described herein, including with respect to efficacy, safety and tolerability of TPIP.  Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources, as well as our own internal estimates and research. While we believe the information in these third-party sources to be reliable as of the date of this presentation, we have not independently verified any such information or the underlying assumptions relied on in such third-party sources. In addition, while we believe our internal research is reliable, such research has not been verified by any independent source.  Please be aware that brensocatib and TPIP are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease. This presentation is not promotion or advertisement of ARIKAYCE, brensocatib, or TPIP.  Insmed and ARIKAYCE are registered trademarks of Insmed Incorporated.  All other trademarks are property of their respective owner(s).

 This presentation is intended to help frame the   commercial potential for   TPIP, ARIKAYCE and brensocatib  POSITIVE CLINICAL DATA  have transformed Insmed’s value  In the last 9 months…

 Refractory MAC NTM**  All MAC NTM  Bronchiectasis  CRSsNP  HS  PH-ILD   PAH  A portfolio of multi-indication programs each with blockbuster potential*  TPIP  PH-ILD=Pulmonary hypertension due to interstitial lung disease; PAH=Pulmonary arterial hypertension  MAC=Mycobacterium avium complex; NTM=nontuberculous mycobacterial   Bronchiectasis refers to non-cystic fibrosis bronchiectasis; CRSsNP=Chronic rhinosinusitis sans nasal polyps; HS=Hidradenitis suppurativa  *If approved  **ARIKAYCE is currently approved for refractory MAC NTM  ARIKAYCE®  BRENSOCATIB

 30K  brensocatib  Bronchiectasis   TPIP  PH-ILD  Potential addressable patients anticipated to grow substantially with a steady cadence of launches*  ARIKAYCE  Refractory MAC  1.25M  brensocatib  CRSsNP   400K  TPIP  PAH  135K  90K  future (through 2030) ~2.5M  Bronchiectasis refers to non-cystic fibrosis bronchiectasis; MAC/MAC LD=mycobacterium avium complex lung disease; CRSsNP=chronic rhinosinusitis without nasal polyps, PH-ILD= pulmonary hypertension due to interstitial lung disease; PAH=pulmonary arterial hypertension; HS=hidradenitis suppurativa  *If approved  Note: Prevalence numbers depicted here are further detailed on slides 9, 10, 13, 17, 22, 24  today  275K  ARIKAYCE  MAC LD  brensocatib  HS   600K

 Three therapies with positive clinical data in-hand have potential to be first- and/or best-in-disease*  >$2bn  Max. dose well-tolerated  Nominally stat. sig. benefit on clinical worsening  TPIP  PH-ILD Phase 2   Bronchiectasis refers to non-cystic fibrosis bronchiectasis  PVR reduction including placebo similar to treatment with other prostanoids  PAH Phase 2**   Peak sales potential   *”Best-in-disease/best-in-class" indicates a profile that could be considered more attractive than other treatment options for a particular disease. Head-to-head clinical trials are not anticipated.  **Based on blended and blinded data observed from the ongoing Phase 2 study of TPIP in PAH. Efficacy analyses were based on data available as of April 1, 2024  >$1bn  Validated a PRO tool   Nominally stat. sig. culture conversion benefit at Month 7 compared to active control  ARIKAYCE®  ARISE   >$5bn  Potential for a new standard of care in bronchiectasis  Unlocks DPP1 mechanism for neutrophil-mediated diseases  BRENSOCATIB   ASPEN

 TPIP  Pulmonary Arterial   Hypertension (PAH)  A devastating and debilitating disease that pervades all aspects of a patient’s daily life  Pulmonary Hypertension due to Interstitial Lung Disease (PH-ILD)  A rapidly progressing disease associated with poor survival and decreased quality of life  Image Source: Valentini A, Franchi P, Cicchetti G, Messana G, Chiffi G, Strappa C, Calandriello L, del Ciello A, Farchione A, Preda L, et al. Pulmonary Hypertension in Chronic Lung Diseases: What Role Do Radiologists Play? Diagnostics. 2023; 13(9):1607. https://doi.org/10.3390/diagnostics13091607

 TPIP has the potential to clearly differentiate from other treatments in PH-ILD and PAH  Higher Dosing  Tolerability may lead to improved outcomes  Safety**  Favorable safety profile  Convenience*  Once daily inhalation   TPIP  TPIP  Remodulin®  Tyvaso®  Yutrepia®  Orenitram®  Uptravi®  Route of administration  Inhaled (dry powder)  IV orSubcutaneous  Inhaled (nebulized  and dry powder)  Inhaled (dry powder)  Oral  Oral  Dosing frequency  Once daily  Continuous  4x per day  4x per day  2x or 3x per day  2x per day  Favorable tolerability for higher dose†  Yes**  Yes  No  Yes  No  No  Efficacy in PAH (WHO Group 1)  To be evaluated   in Phase 2 and   Phase 3   Yes  Yes  Yes  Yes  Yes  Efficacy in PH-ILD (WHO Group 3)  Pursuing in parallel to PAH  No data  Yes  Yes  No data  No data  *No head-to-head or convenience studies have been conducted or planned.  **Safety analysis based on topline safety and tolerability data from the Phase 2 PH-ILD study of TPIP disclosed on May 6, 2024  †Based on most recent publicly available data

TPIP – PH-ILD

PH-ILD is a significant potential commercial opportunity, with ~135k patients

	US TAM	EU5 † TAM	Japan TAM
PH-ILD[1]	50K	65K	20K
Diagnosed PH[1]	190K	150K	45K

U.S. Pricing Benchmark $300K Tyvaso DPI List Price*

*Wholesale acquisition cost (WAC) as of March 12, 2024

For references, please refer to slides 29-32

TAM=Total Addressable Market

†EU5 comprised of France, Germany, Italy, Spain and the United Kingdom

Note: Diagnosed pulmonary hypertension (PH) consists of pulmonary arterial hypertension (PAH), pulmonary hypertension due to left heart diseases (PH-LHD), pulmonary hypertension due to interstitial lung disease (PH-ILD), chronic thromboembolic pulmonary hypertension (CTEPH), Idiopathic PH insmed

TPIP – PAH

TPIP represents potential best-in-class* prostanoid for ~90k patients with PAH

	US TAM	EU5 † TAM	Japan TAM
PAH[2]	35K	40K	15K
Diagnosed PH[2]	190K	150K	45K

U.S. Pricing Benchmark $300K Tyvaso DPI List Price*

*Wholesale acquisition cost (WAC) as of March 12, 2024
For references, please refer to slides 29-32
TAM=Total Addressable Market

*"Best-in-disease/best-in-class" indicates a profile that could be considered more attractive than other treatment options for a particular disease. Head-to-head clinical trials are not anticipated.

†EU5 comprised of France, Germany, Italy, Spain and the United Kingdom

Note: Diagnosed pulmonary hypertension (PH) consists of pulmonary arterial hypertension (PAH), pulmonary hypertension due to left heart diseases (PH-LHD), pulmonary hypertension due to interstitial lung disease (PH-ILD), chronic thromboembolic pulmonary hypertension (CTEPH), Idiopathic PH insmed

 Phase 3 STELLAR trial suggests that sotatercept will be complementary with treprostinil products  Note: Prostacyclins are part of the prostacyclin receptor agonist class  Prostacyclins expected to remain cornerstone of PAH therapy; TPIP has potential to be prostacyclin of choice  Regardless of sotatercept’s efficacy, the prostacyclin pathway will remain important to PAH  Thoughts from Key Opinion Leaders in the PAH Space3,4  TPIP really sounds like something that could be very valuable to the patient  TPIP – PAH  For references, please refer to slides 29-32

 ARIKAYCE  Refractory Mycobacterium avium complex lung disease (rMAC LD)  A rare and chronic disease that can cause irreversible lung damage and is the most common form of NTM respiratory pathogen  Mycobacterium avium complex lung disease (MAC LD)  Image source: Hendrix C, McCrary M, Hou R, Abate G. Diagnosis and Management of Pulmonary NTM with a Focus on Mycobacterium avium Complex and Mycobacterium abscessus: Challenges and Prospects. Microorganisms. 2023; 11(1):47. https://doi.org/10.3390/microorganisms11010047

 Japan TAM  US TAM  EU5† TAM  Diagnosed   with BE15  1.4K  12-17K  15-18K  95-115K  14K  125-145K  ARIKAYCE   Refractory   MAC5  MAC LD5  ARIKAYCE  ARIKAYCE has the potential to be best in MAC LD treatment regimen to address ~275K patients  TAM=Total Addressable Market     For references, please refer to slides 29-32  †EU5 comprised of France, Germany, Italy, Spain and the United Kingdom  If approved, we anticipate marketing ARIKAYCE in MAC LD at same price and dosage as currently available ARIKAYCE

 ARIKAYCE  brensocatib   Physician and patient overlap between NTM and BE is high  Insmed has strong relationships in this space, spanning 6+ years  Bronchiectasis refers to non-cystic fibrosis bronchiectasis  For references, please refer to slides 29-32  Bronchiectasis (BE) and nontuberculous mycobacterial (NTM) lung disease   are inextricably linked pathophysiologically6

 In 2018, ARIKAYCE delivered a top 10 non-oncology rare disease launch…  ARIKAYCE  brensocatib   2018  2025  94%  Current sales reps who have sold ARIKAYCE for more than 1 year  5x  HCP   targets  31x  Patient   volume  Increase in stakeholders7  Consistency of field  67%  Current field team that launched ARIKAYCE  Patient overlap8   5K+  Healthcare Professional (HCP) targets  Focused engagement7   In-house patient services  High touch patient services and specialty distribution   Patient services heritage  One in-house patient support model with consistent specialty distribution model  44%  Of NTM patients also have bronchiectasis  For references, please refer to slides 29-32  Bronchiectasis refers to non-cystic fibrosis bronchiectasis  …and we expect to deliver again

 BRENSOCATIB  Chronic Rhinosinusitis without Nasal Polyps (CRSsNP)  Hidradenitis Suppurativa (HS)  Bronchiectasis (BE)  A chronic, progressive inflammatory disease that causes permanent lung damage  Bronchiectasis refers to non-cystic fibrosis bronchiectasis  Image Source: 1) Fraser CS, José RJ. Insights into Personalised Medicine in Bronchiectasis. Journal of Personalized Medicine. 2023; 13(1):133. https://doi.org/10.3390/jpm13010133. 2) Rethinkbronchiectasis.com

brensocatib - BE

Bronchiectasis could represent a >1M patient indication at launch, *with significant growth potential*

	US TAM	EU5† TAM	Japan TAM
Diagnosed with BE[9]	500K	600K	150K
Undiagnosed* BE[10]	2.4M	2.1M	0.8M
Asthma or COPD[11]	32M	27M	17M

*Includes misdiagnosed, miscoded, undiagnosed
†EU5 comprised of France, Germany, Italy, Spain and the United Kingdom
Note: COPD and asthma may be comorbid with bronchiectasis and not all patients with bronchiectasis have comorbid asthma or COPD

Bronchiectasis refers to non-cystic fibrosis bronchiectasis
TAM=Total Addressable Market
For references, please refer to slides 29-32

insmed

brensocatib - BE

Other specialty pulmonary medications could be precedents for launch pricing

U.S. Launch List Price[12,13]	~$40k	$96k
Specialty pulmonary medications	Fasenra™ (benralizumab) Subcutaneous Injection 30 mg	OFEV® (nintedanib) capsules 150mg
Indication	Severe eosinophilic asthma	Idiopathic pulmonary fibrosis
Market Size[14,15]	~2.5M prevalent U.S. patients	130K prevalent U.S patients

insmed

For references, please refer to slides 29-32

 Disease state education and field expansion well underway  Scientific Exchange  Disease State  Field Expansion  77  Publications of bronchiectasis and brensocatib*  36+  Global congresses, society, and patient advocacy meetings annually  Physician  Digital, congress & live events  Patient   Digital and social campaign  120+  Field sales roles activated by ASPEN data †  2x  Field Medical & Market Access Teams**  brensocatib - BE   Payer   Disease State & Burden   Launched May 2023  Launched July 2023  Launched Feb 2024  *In the last 12 months  **As compared to May 2023  † Field sales roles posted post-ASPEN release

 Motivated to act17  Intend to prescribe16   Recognize disease burden18   *Since website launch in November 2023  **Highly engaged defined as those patients who have downloaded support tools or registered for CRM  †From February-May 2024; Commercial lives include VA, Tricare and DOD  Strong signals from stakeholders that uptake at launch could be rapid  U.S. Physicians  Patients  Payers  60%  See significantly high unmet need in bronchiectasis  80%  Likely to prescribe brensocatib  300K  Unique visits to disease state website*  26K  Highly engaged** visitors who have acted  >85%  Medicare lives†  >85%  Commercial lives †  brensocatib - BE   For references, please refer to slides 29-32  Lives covered by engaged accounts:  Bronchiectasis refers to non-cystic fibrosis bronchiectasis

 BRENSOCATIB  Hidradenitis Suppurativa (HS)  Bronchiectasis (BE)  Chronic Rhinosinusitis without Nasal Polyps (CRSsNP)  A burdensome disease that significantly impairs quality of life  Image source: Yang Y, Zhang N, Crombruggen KV, Lan F, Hu G, Hong S, Bachert C. Differential Expression and Release of Activin A and Follistatin in Chronic Rhinosinusitis with and without Nasal Polyps. PLoS One. 2015 Jun 1;10(6):e0128564. doi: 10.1371/journal.pone.0128564. PMID: 26030615; PMCID: PMC4451080

 Diagnosed   with BE15  Japan TAM  CRSsNP is a significant symptomatic patient population, many of whom are progressing toward surgery  CRSsNP   Prevalence19  CRSsNP Steroid  Non responders (Prevalence)19  Annual New Surgical Patients (Incidence)19  160K  200K  40K  US TAM  3.1M  2.6M  0.5M  29M  24M  6M  brensocatib - CRSsNP   EU5 † TAM  TAM=Total Addressable Market     Ph2 BiRCh trial includes both groups of patients  For references, please refer to slides 29-32  †EU5 comprised of France, Germany, Italy, Spain and the United Kingdom

 BRENSOCATIB  Bronchiectasis (BE)  Chronic Rhinosinusitis without Nasal Polyps (CRSsNP)  Hidradenitis Suppurativa (HS)  A chronic, recurrent and debilitating inflammatory disease with significant treatment challenges  Image source: Z.N. Ovadja, M.M. Schuit, C.M.A.M. van der Horst, O. Lapid, Inter‐ and intrarater reliability of Hurley staging for hidradenitis suppurativa, British Journal of Dermatology, Volume 181, Issue 2, 1 August 2019, Pages 344–349, https://doi.org/10.1111/bjd.17588

 Diagnosed   with BE15  300K  275K  30K  1.2M – 2.6M  Global HS Diagnosed Prevalence20  Hurley  Stage 2 & 320  Japan TAM  US TAM  EU5† TAM  brensocatib - HS  Anticipated rapid initiation of Phase 2 HS trial by year-end with potential addressable market of >600K patients if successful  TAM=Total Addressable Market  For references, please refer to slides 29-32  †EU5 comprised of France, Germany, Italy, Spain and the United Kingdom

Strong, long-dated patent exclusivity





	Current Exclusivity	Potential Exclusivity	Current Exclusivity	Potential Exclusivity	Current Exclusivity	Potential Exclusivity
TPIP	2034	2041[d]	2034	2041[d]	2034	2041[d]
ARIKAYCE	2035	2041[a]	2035	2041[a]	2035	2041[a]
brensocatib	2035	2039[b]	2039	2040+[c]	2035	2040[c]

[a] Based on U.S. Patent Application No.18/024,040 and ex-U.S. counterpart applications issuing as patents. Additionally, given the complexity of drug product (liposomal inhalation with specific nebulizer), required bioequivalence testing could be difficult and lead to few generic entrants.
[b] Based on potential patent term extension (PTE) in the U.S. and US Application No. 16/975,292, which has been allowed, issuing in the U.S.
[c] Based on SPC and Japan PTE being capped at 5 years.
[d] Based on US Application No. 18/513,377 and ex-US counterparts issuing as a patent insmed

Expected pipeline catalysts provide additional opportunities for valuation inflection

	2H24		2025	2026
TPIP	PH-ILD TLR (P2)		PH-ILD Ph3 initiation PAH TLR (P2)	PAH P3 initiation
ARIKAYCE	ARISE TLR (P3)	ENCORE Enrollment Complete	ENCORE TLR	sNDA submission *MAC LD*
brensocatib	ASPEN TLR (P3)	HS P2 Initiation	NCFBE Launch in US * *CRSsNP TLR (P2)*	NCFBE Launch in EU, UK * NCFBE Launch in Japan *

insmed

*Pending regulatory approval

TLR = Top Line Results

 References

 Internal assessment of published epidemiology, including:  Andersen, C. U., Mellemkjær, S., Hilberg, O., Nielsen-Kudsk, J. E., Simonsen, U., & Bendstrup, E. (2012). Pulmonary hypertension in interstitial lung disease: prevalence, prognosis and 6 min walk test. Respiratory medicine, 106(6), 875-882.  Ryu, Jay H., et al. "Pulmonary hypertension in patients with interstitial lung diseases." Mayo Clinic Proceedings. Vol. 82. No. 3. Elsevier, 2007  Duchemann et al., “Prevalence and incidence of interstitial lung diseases in a multi-ethnic county of Greater Paris.” European Respiratory Journal, 2017  Diagnosed prevalence for PH-LHD, CTEPH and PH-Idiopathic sourced from “Patient-Based Forecast Model Pulmonary Hypertension”, Datamonitor, September 2023.   Internal assessment of published epidemiology and US patient level claims data analysis, including:  Kirson, N. Y., Birnbaum, H. G., Ivanova, J. I., Waldman, T., Joish, V., & Williamson, T. (2011). Prevalence of pulmonary arterial hypertension and chronic thromboembolic pulmonary hypertension in the United States. Current Medical Research and Opinion, 27(9), 1763–1768. https://doi.org/10.1185/03007995.2011.604310  2019 National Audit of Pulmonary Hypertension Great Britain; Humbert M et al, “Pulmonary arterial hypertension in France: results from a national registry”, Feb 2006  Ling Y, Johnson MK, Kiely DG, Condliffe R, Elliot CA, Gibbs JS, Howard LS, Pepke-Zaba J, Sheares KK, Corris PA, Fisher AJ, Lordan JL, Gaine S, Coghlan JG, Wort SJ, Gatzoulis MA, Peacock AJ. Changing demographics, epidemiology, and survival of incident pulmonary arterial hypertension: results from the pulmonary hypertension registry of the United Kingdom and Ireland. Am J Respir Crit Care Med. 2012 Oct 15;186(8):790-6. doi: 10.1164/rccm.201203-0383OC. Epub 2012 Jul 12. PMID: 22798320.  Escribano-Subias P, Blanco I, López-Meseguer M, Lopez-Guarch CJ, Roman A, Morales P, Castillo-Palma MJ, Segovia J, Gómez-Sanchez MA, Barberà JA; REHAP investigators. Survival in pulmonary hypertension in Spain: insights from the Spanish registry. Eur Respir J. 2012 Sep;40(3):596-603. doi: 10.1183/09031936.00101211. Epub 2012 Feb 23. PMID: 22362843.  Hoeper MM, Huscher D, Pittrow D. Incidence and prevalence of pulmonary arterial hypertension in Germany. Int J Cardiol. 2016 Jan 15;203:612-3. doi: 10.1016/j.ijcard.2015.11.001. Epub 2015 Nov 9. PMID: 26580339.  Humbert M, Sitbon O, Chaouat A, Bertocchi M, Habib G, Gressin V, Yaici A, Weitzenblum E, Cordier JF, Chabot F, Dromer C, Pison C, Reynaud-Gaubert M, Haloun A, Laurent M, Hachulla E, Simonneau G. Pulmonary arterial hypertension in France: results from a national registry. Am J Respir Crit Care Med. 2006 May 1;173(9):1023-30. doi: 10.1164/rccm.200510-1668OC. Epub 2006 Feb 2. PMID: 16456139.  Secondary research: Japan’s Intractable Disease Database 2021  Diagnosed prevalence for PH-LHD, CTEPH and PH-Idiopathic sourced from “Patient-Based Forecast Model Pulmonary Hypertension”, Datamonitor, September 2023.  Cowen & Company – UTHR  PH-ILD PAH Buying Process Research     References (1 of 4)

References (2 of 4)

5. Internal analysis of published NTM epidemiology, including internal market research and US patient level claims data analysis:
   a) Jennifer Adjemian, Kenneth N Olivier, Amy E Seitz, Steven M Holland, D Rebecca Prevots: Prevalence of nontuberculous mycobacterial lung disease in U.S. Medicare beneficiaries Am J Respir Crit Care Med. 2012 Apr 15; 185(8):881-6 DOI: 10.1164/rccm.201111-2016OC
   b) Jennifer Adjemian, D Rebecca Prevots, Jack Gallagher, Kylee Heap, Renu Gupta, David Griffith: Lack of adherence to evidence-based treatment guidelines for nontuberculous mycobacterial lung disease Ann Am Thorac Soc. 2014 Jan; 11(1): 9–16 DOI: 10.1513/AnnalsATS.201304-085OC
   c) Sara E. Strollo , Jennifer Adjemian, Michael K. Adjemian, and D. Rebecca Prevots: The Burden of Pulmonary Nontuberculous Mycobacterial Disease in the United States Ann Am Thorac Soc Vol 12, No 10, pp 1458–1464, Oct 2015 DOI: 10.1513/AnnalsATS.201503-173OC
   d) https://www.kff.org/medicare/state-indicator/total-medicare-beneficiaries/?currentTimeframe=0&sortModel=%7B%22colId%22:%22Location%22,%22sort%22:%22asc%22%7D
   e) Felix C. Ringshausen, Dirk Wagner, Andrés de Roux, Roland Diel, David Hohmann, Lennart Hickstein, Tobias Welte, Jessica Rademacher: Prevalence of Nontuberculous Mycobacterial Pulmonary Disease, Germany, 2009–2014 Emerging Infectious Diseases • www.cdc.gov/eid • Vol. 22, No. 6, June 2016 DOI: http://dx.doi.org/10.3201/eid2206.151642
   f) Jonathan E Moore, Michelle E Kruijshaar, L Peter Ormerod, Francis Drobniewski , Ibrahim Abubakar: Increasing reports of non-tuberculous mycobacteria in England, Wales and Northern Ireland, 1995-2006 BMC Public Health 2010, 10:612 http://www.biomedcentral.com/1471-2458/10/612
   g) Hoefsloot, Van Ingen et al, The geographic diversity of nontuberculous mycobacteria isolated from pulmonary samples, AN NTM-NET collaborative study; 2013, European Respiratory Journal 2013 42: 1604-1613; DOI: 10.1183/09031936.00149212
   h) Kozo Morimoto , Kazuro Iwai , Kazuhiro Uchimura , Masao Okumura , Takashi Yoshiyama , Kozo Yoshimori, Hideo Ogata , Atsuyuki Kurashima , Akihiko Gemma, and Shoji Kudoh: A Steady Increase in Nontuberculous Mycobacteriosis Mortality and Estimated Prevalence in Japan Ann Am Thorac Soc Vol 11, No 1, pp 1–8, Jan 2014, DOI: 10.1513/AnnalsATS.201303-067OC
6. Griffith D et al. Clinics in Chest Medicine. 2012; 33(2):283-295.
7. Based on internal field sizing exercise.
8. Adjemian J et al. Am J Respir Crit Care Med. 2022; 185(8):881-886.
9. Internal analysis of published BE epidemiology, including internal market research and US patient level claims data analysis:
   a) Weycker, et al. Prevalence and incidence of NCFBE among US adults in 2013. Chronic Respiratory Disease. 2017
   b) BE Patient Level Claims Data Analysis. Source: swoop/ipm.ai
   c) Trinity Epidemiology Assessment; 2020 (for Japan epi)
   d) Ringausen et al 2019 Growth (Germany)
   e) Aliberti 2016; quality standards for the management of bronchiectasis in Italy
   f) Snell et al. United Kingdom; 2019
   g) Internal Insmed NCFBE market sizing EU5 report

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References (3 of 4)

10. Internal analysis and estimations based on internal market research and US patient level claims data analysis:
    a) Insmed Analysis 2022: Potential Undiagnosed or Misdiagnosed (with COPD, Asthma) BE patients in US estimated based on Medical Experts driven insights, applied to Patient Level Claims Data -using advanced analytics / statistical methods Potential Undiagnosed or Co-morbid (with COPD) BE patients in US derived based on internal Insmed meta-analysis of 16 epi studies that look at BE prevalence in COPD patients; Ex-US estimates are based on extrapolation of US focused claims and epi data analysis

11. Internal analysis and estimations based on published epidemiology studies:
    a) National Health Interview Survey (NHIS) Data (2021)
    b) Alshabanat A, Zafari Z, Albanyan O, Dairi M, FitzGerald JM (2015) Asthma and COPD Overlap Syndrome (ACOS): A Systematic Review and Meta Analysis. PLoS ONE 10(9): e0136065. doi:10.1371/ journal.pone.0136065
    c) OECD/European Union (2016), "Asthma and COPD prevalence", in Health at a Glance: Europe 2016: State of Health in the EU Cycle, OECD Publishing, Paris.
    d) Hosseini, M., Almasi-Hashiani, A., Sepidarkish, M. *et al.* Global prevalence of asthma-COPD overlap (ACO) in the general population: a systematic review and meta-analysis. *Respir Res* **20**, 229 (2019). https://doi.org/10.1186/s12931-019-1198-4
    e) Blanco I, Diego I, Bueno P, et al. Geographic distribution of COPD prevalence in the world displayed by Geographic Information System maps. Eur Respir J 2019; 54: 1900610 [https://doi.org/ 10.1183/13993003.00610-2019].
    f) R. de Marco et al. Eur Respir J 2012; 39:883-892. DOI: 10.1183/09031936.000611.
    g) Iwanaga T, Tohda Y. [Epidemiology of asthma in Japan]. Nihon Rinsho. 2016 Oct;74(10):1603-1608. Japanese. PMID: 30551268
    h) Massoth L, Anderson C, McKinney KA. Asthma and Chronic Rhinosinusitis: Diagnosis and Medical Management. Med Sci (Basel). 2019 Mar 27;7(4):53. doi: 10.3390/medsci7040053. PMID: 30934800; PMCID: PMC6524348.
    i) Hashimoto S, Yoshida Y, Makita N, Sorimachi R, Sugaya S, Arita Y, Hayashi N, Tashiro N, Ichinose M. Real-World Evidence on the Diagnostic and Clinical Characteristics of Asthma in Japanese Patients with COPD: The ACO Japan Cohort Study. *Int J Chron Obstruct Pulmon Dis*. 2023;18:37-46
    j) Awad MT, Sankari A. Asthma and COPD Overlap. [Updated 2023 Jun 11]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK592422/
    k) https://www.cdc.gov/asthma/most_recent_national_asthma_data.htm
    l) https://www.cdc.gov/copd/php/case-reporting/national-trends-in-copd.html
    m) Minakata Y, Ichinose M. [Epidemiology of COPD in Japan]. Nihon Rinsho. 2011 Oct;69(10):1721-6. Japanese. PMID: 22073563

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References (4 of 4)

12. Reuters; Nov 15 2017. AstraZeneca pricing new severe asthma drug Fasenra below rivals
13. Pulmonary Fibrosis News.com/Two New IP Treatments Reportedly Will Cost 94K-96K
14. American Lung Association/Severe Asthma
15. Raghu G, Weycker D, Edelsberg J, Bradford WZ, Oster G. Incidence and prevalence of idiopathic pulmonary fibrosis. *Am J Respir Crit Care Med*. 2006;174(7):810-816. doi:10.1164/rccm.200602-163OC.
16. Brensocatib Competitive Impact Demand Assessment; 2022. Adelphi Research.
17. Patient website metrics dashboard; as of May 2024
18. Payer KPI metrics; as of May 2024
19. Internal assessment of published epidemiology and US patient level claims data analysis :
    a) Cho et. al, Chronic Rhinosinusitis without Nasal Polyps J Allergy Clin Immunol Pract. 2016 ; 4(4): 575–582. doi:10.1016/j.jaip.2016.04.015
    b) Benjamin et. al, Clinical Characteristics of Patients with Chronic Rhinosinusitis without Nasal Polyps in an Academic Setting, J ALLERGY CLIN IMMUNOL PRACT VOLUME 7, NUMBER 3, MARCH 2019
    c) Komodo Health: CRS patient level claims data analysis 2022 - US only, Extrapolated to Europe5 and Japan
    d) Palmer JN, Messina JC, Biletch R, Grosel K, Mahmoud RA. A cross-sectional, population-based survey of U.S. adults with symptoms of chronic rhinosinusitis. Allergy Asthma Proc. 2019 Jan 14;40(1):48-56. doi: 10.2500/aap.2019.40.4182. PMID: 30582496
20. Internal assessment of market research, published epidemiology and US patient level claims data analysis :
    a) Hidradenitis Suppurativa (HS) - Market Insights, Epidemiology, and Market Forecast Report (2019-2032). Source: DelveInsight
    b) Komodo Health: HS patient level claims data analysis 2024: Potential HS Patients (1+ HS Dx in claims history 2016-23) - US only, Extrapolated to Europe5 and Japan

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